BARON

FUNDS®

Baron Growth Fund

Supplement dated June 29, 2018

to Summary Prospectus dated January 26, 2018

Effective Tuesday, August 28, 2018, the Summary Prospectus of Baron Growth Fund (the “Fund”) is modified as follows:

On page 4 of the Summary Prospectus, the following paragraph under “Management,” which reads as follows: “Portfolio Managers. Ronald Baron serves as the Lead Portfolio Manager of the Fund and has been the portfolio manager of the Fund since its inception on December 31, 1994. Mr. Baron founded the Adviser in 1987. Neal Rosenberg is the Assistant Portfolio Manager of the Fund. Mr. Rosenberg joined the Adviser as a research analyst in May of 2006.” is deleted in its entirety and replaced with the following: “Portfolio Managers. Ronald Baron serves as the Lead Portfolio Manager of the Fund and has been the portfolio manager of the Fund since its inception on December 31, 1994. Neal Rosenberg has been the co-manager of the Fund since August 28, 2018. From January 27, 2017 to August 28, 2018, Mr. Baron served as the Lead Portfolio Manager of the Fund and Mr. Rosenberg served as the Assistant Portfolio Manager of the Fund. Mr. Baron founded the Adviser in 1987. Mr. Rosenberg joined the Adviser as a research analyst in May of 2006.”

This information supplements the Summary Prospectus dated January 26, 2018. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.